PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2022	2021
Office equipment	$187,234	$167,594
Production equipment	7,357,634	3,669,040
Motor vehicles	389,333	317,562
Leasehold improvements	95,539	71,525
Less: accumulated depreciation and amortization	(2,895,174)	(2,860,685)
Property and equipment, net	$5,134,566	$1,365,036